SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 6, 2008 (November 5, 2008)

PAR PHARMACEUTICAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ

07677

   (Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

The Company entered into a separation and release agreement (the “Agreement”) with Gerard A. Martino, the Company’s former Executive Vice President and Chief Operating Officer, on November 5, 2008 in connection with Mr. Martino’s separation from the Company, effective January 1, 2009 (the “Separation Date”).  In accordance with the terms of his employment agreement, the Company will pay Mr. Martino severance payments totaling $1,640,000 in equal semi-monthly installments for two years commencing on February 15, 2009.  In addition, for eighteen months following the Separation Date, the Company has agreed to maintain in effect for Mr. Martino coverage under the Company’s welfare benefit plans.  Consistent with the terms of his employment agreement, shares of restricted stock and options to purchase common stock of the Company granted to Mr. Martino will vest as of January 2, 2009, and Mr. Martino will have 24 months in which to exercise the stock options.  Pursuant to the Agreement, Mr. Martino is waiving any claim that he may have against the Company in connection with his employment agreement and is acknowledging the obligations under his employment agreement that for one year following his Separation Date he will not solicit any business away from the Company.

Item 2.02  Results of Operations and Financial Condition.

On November 6, 2008, Par Pharmaceutical Companies, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 27, 2008.  The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01

Financial Statements and Exhibits.

(d)

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated November 6, 2008

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of:  November 6, 2008

PAR PHARMACEUTICAL COMPANIES, INC.

(Registrant)

/s/ Thomas J. Haughey

Thomas J. Haughey, Executive Vice President

and General Counsel

EXHIBIT INDEX

     The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated November 6, 2008

Exhibit 99.1